Exhibit 99.2

Digital Realty Trust, Inc.

Fourth Quarter 2005

Supplemental Operating and Financial Data

December 31, 2005

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitation to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

This supplemental package contains forward-looking statements within the meaning of the federal securities laws. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: adverse economic or real estate developments in our markets or technology related real estate; general and local economic conditions; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; our inability to manage growth effectively; our failure to obtain necessary outside financing; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax laws; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Information

Corporate Profile

Digital Realty Trust is firmly positioned at the crossroads of real estate and technology and focuses solely on the ownership of technology real estate:

•	We own and operate properties that are critical to the operations of our tenants;

•	As of December 31, 2005, our portfolio is primarily located in 20 major metropolitan areas including 17 in the United States and three in Europe;

•	We concentrate on areas within the technology industry that we believe have growth potential. As such, we emphasize properties that provide the infrastructure for sectors such as corporate data centers, disaster recovery and business continuity, electronic commerce and the security of stored or transmitted electronic data.

As of December 31, 2005, our 43 property portfolio, totaling 8.1 million square feet excluding approximately 1.1 million square feet of space held for development, consists mainly of highly improved properties containing specialized facilities that play a critical role in our tenants' operations and in the delivery of services to their customers. We maintain a significant focus on Internet gateway and data center properties that are located at the junction of major high-speed data networks that deliver Internet, data, voice, video, wireless and satellite services.

Our tenant base includes media, communications and technology-based businesses, Internet enterprises and Fortune 1000 companies. Our tenants' operations typically require specially designed and engineered facilities that maintain sophisticated security systems, robust and redundant power services, backup power systems, redundant air conditioning systems and advanced fire suppression systems.

Corporate Headquarters

560 Mission Street, Suite 2900
San Francisco, California 94105
Telephone:	(415) 738-6500
Facsimile:	(415) 738-6501
Web site:	www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson	Executive Chairman
Michael F. Foust	Chief Executive Officer
A. William Stein	Chief Financial Officer and Chief Investment Officer
Scott E. Peterson	Senior Vice President, Acquisitions
Christopher J. Crosby	Senior Vice President, Sales

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please contact us at:

Web site:     www.digitalrealtytrust.com     (Go to Information Request in the Investor Relations section)

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

Investor Information

Analyst Coverage

Credit Suisse	Merrill Lynch
Jessica Tully	Steve Sakwa
(404) 897-2820	(212) 449-0335

JMP Securities	RBC Capital Markets
William Marks	Jay Leupp
(415) 835-8944	(415) 633-8558

KeyBanc Capital Markets	SmithBarney Citigroup
Srikanth Nagarajan	Jonathan Litt
(917) 368-2280	(212) 816-0231

Quarterly Reporting Schedule

Quarterly results will be announced according to the following anticipated schedule:

Fourth Quarter and Year End	March 1, 2006

First Quarter 2006	To be decided.

Stock Listing

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Stock Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	4th Quarter 2005	3rd Quarter 2005	2nd Quarter 2005	1st Quarter 2005
High Price *	$24.70	$19.97	$17.49	$14.81
Low Price *	$17.73	$16.80	$13.67	$12.50
Closing Price, end of period *	$22.63	$18.00	$17.38	$14.37
Average daily trading volume *	134,046	260,942	94,248	94,884
Indicated dividend per share **	$1.060	$0.975	$0.975	$0.975
Closing dividend yield, end of period	4.7%	5.4%	5.6%	6.8%
Closing shares and units outstanding (thousands), end of period	59,017	58,826	52,943	52,943
Closing market value of shares and units outstanding (thousands), end of period	$1,335,554	$1,058,870	$920,145	$760,787

The following summarizes recent activity of Digital Realty’s Series A preferred stock (DLRPA):

	4th Quarter 2005	3rd Quarter 2005	2nd Quarter 2005	2/9/05 to 3/31/05
High Price *	$26.25	$26.60	$26.70	$26.63
Low Price *	$24.89	$26.10	$25.85	$25.90
Closing Price, end of period *	$25.30	$26.35	$25.97	$26.00
Indicated dividend per share **	$2.125	$2.125	$2.125	$2.125
Closing dividend yield, end of period	8.4%	8.1%	8.2%	8.2%
Closing shares outstanding (thousands), end of period	4,140	4,140	4,140	4,140
Closing market value of shares outstanding (thousands), end of period	$104,742	$109,089	$107,516	$107,640

The following summarizes recent activity of Digital Realty’s Series B preferred stock (DLRPB):

	4th Quarter 2005	7/26/05 to 9/30/05
High Price *	$25.15	$25.55
Low Price *	$23.65	$24.95
Closing Price, end of period *	$24.21	$24.95
Indicated dividend per share **	$1.969	$1.969
Closing dividend yield, end of period	8.1%	7.9%
Closing shares outstanding (thousands), end of period	2,530	2,530
Closing market value of shares outstanding (thousands), end of period	$61,251	$63,124

*	New York Stock Exchange trades only

**	On an annual basis

Digital Realty Trust, Inc.

Ownership Structure

As of December 31, 2005

Partner	# of Units (5)	% Ownership (1)
Digital Realty Trust, Inc.	27,363,408	46.4%
GI Partners, LLC	23,699,359	40.1%
Cambay Tele.com, LLC (6)	5,903,124	10.0%
Wave Exchange, LLC (6)	32,722	0.1%
Pacific-Bryan Partners, L.P. (7)	395,665	0.7%
Directors, Executive Officers and Others	1,622,671	2.7%

Total	59,016,949	100.0%

(1)	Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes Class C units which have not yet vested.

(2)	Reflects limited partnership interests held by our officers and directors in the form of vested long-term incentive units.

(3)	This property is held through a taxable REIT subsidiary.

(4)	We indirectly own a 98% interest in a subsidiary that holds the fee simple interest in this property. An unrelated third party holds the remaining 2% interest in this subsidiary.

(5)	The total number of units includes 27,363,408 shares of common stock and 31,653,541 common units.

(6)	These third-party contributors received the units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities.

(7)	This third-party contributor received the units in exchange for a 10% minority interest in the 2323 Bryan Street property.

Properties Acquired

For the three months ended December 31, 2005

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)	Major Tenant(s)
115 Second Avenue	Boston	October 2005	$14.3	12,500	55,569	0.0%	N/A
Chemin de l’Epinglier 2	Geneva, Switzerland	November 2005	$12.2	59,190	—	100.0%	PSI Net Realty Switze
251 Exchange Place	Northern Virginia	November 2005	$12.9	70,982	—	100.0%	Looking Glass Networks, Inc.
7500 & 7520 Metro Center Drive	Austin	December 2005	$13.5	45,000	74,962	100.0%	Electric Reliability Council of Texas
3 Corporate Place	New York	December 2005	$14.7	—	283,124	0.0%	N/A

			$67.6	187,672	413,655	93.3%

(1)	Excludes space held for redevelopment.

Key Financial Data

(Dollars in thousands, except per share data)

	For the three months ended or as of
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Shares and Units
Common Shares Outstanding	27,363,408	27,304,691	21,421,300	21,421,300	21,421,300	N/A	N/A	N/A
Common Units Outstanding	31,653,541	31,521,431	31,521,431	31,521,431	31,521,431	N/A	N/A	N/A

Total Shares and Operating Partnership Units	59,016,949	58,826,122	52,942,731	52,942,731	52,942,731	N/A	N/A	N/A

Market Capitalization
Market Value of Common Equity (1)	$1,335,554	$1,058,870	$920,145	$760,787	$713,139	N/A	N/A	N/A
Stated Value of Preferred Equity	166,750	166,750	103,500	103,500	N/A	N/A	N/A	N/A
Total Debt	749,067	686,909	765,687	515,701	519,498	551,351	473,896	318,199

Total Market Capitalization	$2,251,371	$1,912,529	$1,789,332	$1,379,988	$1,232,637	N/A	N/A	N/A

Total Debt/Total Market Capitalization	33.3%	35.9%	42.8%	37.4%	42.1%	N/A	N/A	N/A

Selected Balance Sheet Data
Book Value of Real Estate Assets before Depreciation	1,258,510	1,173,332	1,099,699	889,803	818,392	675,204	602,805	433,123
Total Assets	1,529,170	1,454,222	1,368,256	1,099,727	1,013,287	822,189	731,237	513,968
Total Liabilities	880,228	792,538	856,617	579,393	584,229	593,699	509,684	346,545

Selected Operating Data
Revenue	62,947	56,556	49,663	39,643	36,205	29,346	22,800	18,770
Expenses (including interest expense)	57,008	50,507	42,189	34,748	51,774	25,959	19,806	15,263
Interest Expense	10,988	10,724	9,289	8,121	8,657	7,926	4,065	3,813
Net Income (Loss)	4,602	4,425	4,335	2,739	(5,359)	3,359	3,096	3,461
Net Income Available to Common Stockholders	1,157	1,326	2,136	1,468	—	—	—	—

Financial Ratios
EBITDA (2)	30,949	29,007	25,753	21,732	N/A	N/A	N/A	N/A
Adjusted EBITDA (2)	35,731	33,730	31,091	25,159	N/A	N/A	N/A	N/A
Cash interest expense (2)	9,607	9,947	8,086	7,416	N/A	N/A	N/A	N/A
Debt Service Coverage Ratio (2)	3.7	3.4	3.8	3.4	N/A	N/A	N/A	N/A
Fixed Charges (3)	14,521	15,019	12,266	10,525	N/A	N/A	N/A	N/A
Fixed Charge Coverage Ratio (3)	2.5	2.2	2.5	2.4	N/A	N/A	N/A	N/A

EPS, FFO and AFFO
Basic Net Income (Loss) per common share	$0.04	$0.05	$0.10	$0.07	$(0.30)	(4) N/A	N/A	N/A
Diluted Net Income (Loss) per common share	$0.04	$0.05	$0.10	$0.07	$(0.30)	(4) N/A	N/A	N/A
Diluted FFO per share (5)	$0.36	$0.35	$0.37	$0.30	$(0.17)	N/A	N/A	N/A
Diluted AFFO per share (5)	$0.26	$0.26	$0.31	$0.24	N/A	N/A	N/A	N/A
Dividends per share and common unit	$0.27	$0.24	$0.24	$0.24	$0.16	N/A	N/A	N/A
Diluted FFO payout ratio (6)	73.8%	70.1%	65.8%	82.0%	N/A	N/A	N/A	N/A
Diluted AFFO payout ratio (6)	101.5%	93.6%	79.9%	100.0%	N/A	N/A	N/A	N/A

Portfolio Statistics
Properties	43	38	33	26	24	20	18	14
Net rentable square feet	8,051,212	7,864,760	7,791,110	6,303,226	5,652,700	4,796,996	4,252,058	2,989,266
Square feet held for redevelopment (7)	1,146,538	731,663	707,920	107,563	—	—	—	—
Occupancy at end of quarter (8)	93.9%	93.2%	93.0%	88.9%	88.4%	89.4%	89.3%	88.8%

(1)	Assuming 100% conversion of the limited partnership units in the operating partnership into shares of our common stock.

(2)	EBITDA is calculated as earnings before interest, taxes and depreciation. Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. Debt service coverage ratio is calculated as adjusted EBITDA divided by cash interest expense. For a definition of cash interest expense, see page 15. For a discussion of Adjusted EBITDA and EBITDA, see page 25. For a quantitative reconciliation of the differences between EBITDA and Adjusted EBITDA and net income, see page 13.

(3)	Calculated as Adjusted EBITDA divided by fixed charges. For a definition of fixed charges, see page 15.

(4)	The net loss per common share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

(5)	For a definition and discussion of FFO and AFFO, see page 25. For a quantitative reconciliation of the differences between FFO and net income, see page 11. For a quantitative reconciliation of the differences between FFO and AFFO, see page 12.

(6)	Calculated as dividend declared per common share divided by FFO or AFFO per common share - diluted.

(7)	Redevelopment space requires significant capital investment in order to develop datacenter facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.

(8)	Occupancy at end of quarter excludes space held for redevelopment. We completed a review of space held for development in the quarter ended September 30, 2005 and have not restated any occupancy statistics for March 31, 2005 and earlier periods. This will cause occupancy statistics for March 31, 2005 and earlier periods to not be comparable to occupancy statistics for later periods.

Note: The Predecessor is not a legal entity; rather it is a combination of certain of the real estate subsidiaries of Global Innovation Partners, LLC, a Delaware limited liability company (GI Partners) along with an allocation of certain assets, liabilities, revenues and expenses of GI Partners related to the real estate held by such subsidiaries. The financial statements presented are the consolidated financial statements of the Company. The financial statements presented for periods prior to November 3, 2004 are the combined financial statements of the Predecessor.

Consolidated Balance Sheets

(in thousands, except share data)

	December 31, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments in real estate
Land	$191,961	$129,112
Acquired ground lease	1,477	1,477
Buildings and improvements	941,115	613,058
Tenant improvements	123,957	74,745

Investments in real estate	1,258,510	818,392
Accumulated depreciation and amortization	(64,404)	(30,980)

Net investments in real estate	1,194,106	787,412
Cash and cash equivalents	10,930	4,557
Accounts and other receivables, net	7,587	3,051
Deferred rent	25,094	12,236
Acquired above market leases, net	48,237	43,947
Acquired in place lease value and deferred leasing costs, net	201,141	136,721
Deferred financing costs, net	7,659	8,236
Restricted cash	22,123	14,207
Other assets	12,293	2,920

Total Assets	$1,529,170	$1,013,287

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable under line of credit	$181,000	$44,000
Mortgage loans	568,067	453,498
Other secured loans	—	22,000
Accounts payable and other accrued liabilities	36,869	12,789
Accrued dividends and distributions	15,639	8,276
Acquired below market leases, net	67,177	37,390
Security deposits and prepaid rents	11,476	6,276

Total Liabilities	880,228	584,229

Commitments and contingencies	—	—
Minority interests in consolidated joint ventures	206	997
Minority interests in operating partnership	262,239	254,862
Stockholders’ equity:
Preferred Stock: $0.01 par value, 20,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	—
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	—
Common Stock; $0.01 par value: 100,000,000 authorized, 27,363,408 and 21,421,300 shares issued and outstanding as of December 31, 2005 and December 31, 2004	274	214
Additional paid-in capital	252,562	182,411
Dividends in excess of earnings	(27,782)	(9,517)
Accumulated other comprehensive income, net	1,644	91

Total Stockholders’ Equity	386,497	173,199

Total Liabilities and Stockholders’ Equity	$1,529,170	$1,013,287

Consolidated and Combined Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004		9/30/2004	6/30/2004	3/31/2004
Revenues
Rental	$48,859	$45,065	$37,604	$32,691	$29,981		$24,666	$18,433	$16,028
Tenant reimbursements	11,781	11,040	8,113	6,520	6,174		4,658	2,669	2,728
Other	2,307	451	3,946	432	50		22	1,698	14

Total Revenues	62,947	56,556	49,663	39,643	36,205		29,346	22,800	18,770

Expenses
Rental property operating and maintenance	13,909	12,385	9,718	7,145	7,349		5,336	3,283	3,006
Property taxes	7,035	6,241	4,910	3,681	3,084		2,417	2,115	1,718
Insurance	905	770	530	599	696		617	321	241
Interest	10,988	10,724	9,289	8,121	8,657		7,926	4,065	3,813
Asset management fees to related party	—	—	—	—	266		797	796	796
Depreciation and amortization	18,804	16,957	14,328	12,143	10,576		8,604	6,711	5,507
General and administrative	4,425	3,324	2,453	2,413	20,774		86	65	92
Loss from early extinguishment of debt	896	—	—	125	283		—	—	—
Other	46	106	961	521	89		176	2,450	90

Total Expenses	57,008	50,507	42,189	34,748	51,774		25,959	19,806	15,263

Income (loss) before minority interests	5,939	6,049	7,474	4,895	(15,569)		3,387	2,994	3,507
Minority interests in consolidated joint ventures	1	4	4	3	(4)		(28)	102	(46)
Minority interests in operating partnership	(1,338)	(1,628)	(3,143)	(2,159)	10,214		—	—	—

Net income (loss)	4,602	4,425	4,335	2,739	$(5,359)		$3,359	$3,096	$3,461

Preferred stock dividends	(3,445)	(3,099)	(2,199)	(1,271)

Net income available to common stockholders	$1,157	$1,326	$2,136	$1,468

Net income (loss) per common share - basic	$0.04	$0.05	$0.10	$0.07	$(0.30	)(1)
Net income (loss) per common share - diluted	$0.04	$0.05	$0.10	$0.07	$(0.30	)(1)
Weighted-average shares outstanding - basic	27,314,190	25,704,721	21,421,300	21,421,300	20,770,875
Weighted-average shares outstanding - diluted	27,656,496	26,004,324	21,584,913	21,535,485	20,770,875
Weighted-average fully diluted shares and units	59,248,243	57,525,755	53,106,344	53,056,916	52,942,731

(1)	The net loss per common share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

Funds From Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004		9/30/2004	6/30/2004	3/31/2004
Reconciliation of net income (loss) available to common stockholders to funds from operations:
Net income (loss) available to common stockholders	$1,157	$1,326	$2,136	$1,468	$(5,359)		$3,359	$3,096	$3,461
Adjustments:
Minority interests in operating partnership	1,338	1,628	3,143	2,159	(10,214)		—	—	—
Real estate related depreciation and amortization	18,781	16,929	14,318	12,143	10,576		8,604	6,711	5,507

Funds from operations available to common stockholders and unitholders (FFO)	$21,276	$19,883	$19,597	$15,770	$(4,997)		$11,963	$9,807	$8,968

FFO per share:
Basic	$0.36	$0.35	$0.37	$0.30	$(0.17	)(1)	N/A	N/A	N/A
Diluted	$0.36	$0.35	$0.37	$0.30	$(0.17	)(1)	N/A	N/A	N/A

Weighted-average shares outstanding - basic	58,906	57,226	52,943	52,943	52,943		N/A	N/A	N/A
Weighted-average shares outstanding - diluted	59,248	57,526	53,106	53,057	52,943		N/A	N/A	N/A

(1)	The FFO per share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

Note: For a definition and discussion of FFO, see page 25.

Adjusted Funds From Operations

(unaudited and in thousands)

	Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Reconciliation of funds from operations (FFO) to adjusted funds from operations (AFFO):
Funds from operations available to common stockholders and unitholders (FFO)	$21,276	$19,883	$19,597	$15,770
Adjustments:
Non real estate depreciation	23	28	10	—
Amortization of deferred financing costs	793	790	707	675
Non cash compensation	335	50	44	52
Loss from early extinguishment of debt	896	—	—	125
Straight line rents	(4,172)	(3,815)	(2,483)	(2,553)
Above and below market rent amortization	(632)	(416)	(230)	(439)
Capitalized leasing payroll	(105)	(549)	(127)	—
Recurring capital expenditures and tenant improvements	(1,406)	(240)	(732)	(519)
Capitalized leasing commissions	(1,535)	(757)	(579)	(180)

Adjusted Funds from operations available to common stockholders and unitholders (AFFO)	$15,473	$14,974	$16,207	$12,931

Note: For a definition and discussion of AFFO, see page 25. For a reconciliation of net income (loss) available to common stockholders to FFO, see page 11.

Reconciliation of Earnings Before Interest Taxes and Depreciation and Amortization

(unaudited and in thousands)

	Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Reconciliation of net income available to common stockholders to earnings before interest, taxes and depreciation and amortization (EBITDA) and Adjusted EBITDA(1)
Net income available to common stockholders	$1,157	$1,326	$2,136	$1,468
Add: Interest	10,988	10,724	9,289	8,121
Depreciation and amortization	18,804	16,957	14,328	12,143

EBITDA	30,949	29,007	25,753	21,732
Minority interests	1,337	1,624	3,139	2,156
Preferred stock dividends	3,445	3,099	2,199	1,271

Adjusted EBITDA	$35,731	$33,730	$31,091	$25,159

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 25.

Capital Structure

As of December 31, 2005

Consolidated Debt and Equity

(in thousands)

		December 31, 2005
Mortgage and Other Secured Loans Payable		$568,067
Unsecured Credit Facility		181,000

Total Debt		$749,067

	Shares Outstanding	Total Liquidation Preference
Preferred Stock	6,670	$166,750

	Shares & Units Outstanding	Market Value (1)
Common Stock	27,363.4	$619,234
Operating Partnership Units	31,653.5	716,320

Total Common Equity	59,016.9	$1,335,554

Total Market Capitalization		$2,251,371

(1)	Value based on December 31, 2005 closing price of $22.63.

Consolidated Debt Analysis

(in thousands)

	Maturity Date	Principal Balance as of December 31, 2005	% of Debt	Interest Rate as of December 31, 2005
Floating Rate Debt
47700 Kato Road & 1055 Page Avenue-Mortgage	December 31, 2006(2)	17,540	2.3%	6.09%
Unsecured Credit Facility	November 3, 2008	181,000	24.2%	5.89%

Total Unhedged Floating Rate Debt		198,540	26.5%
Fixed Rate Mortgage Debt
Secured Term Debt	November 11, 2014	152,918	20.4%	5.65%
350 East Cermak Road	June 9, 2008(2)	100,000	13.4%	6.59	%(4)
2323 Bryan Street	November 6, 2009	57,282	7.6%	6.04%
200 Paul Avenue 1-4	October 8, 2015	81,000	10.8%	5.74%
34551 Ardenwood Boulevard 1-4, 2334 Lundy Place, 2440 Marsh Lane	August 9, 2006(3)	43,000	5.7%	5.98	%(4)
7979 East Tufts Avenue	January 10, 2009	26,000	3.5%	5.14%
6 Braham Street	October 31, 2009	22,490	3.0%	6.85%
4055 Valley View Lane	January 1, 2009	21,150	2.8%	5.74	%(4)
100 Technology Center Drive	April 1, 2009	20,000	2.7%	6.24	%(4)
1125 Energy Park Drive	March 1, 2032	9,675	1.3%	7.62%
731 East Trade Street	July 1, 2020	6,042	0.8%	7.82%
375 Riverside Parkway	December 1, 2006(2)	8,775	1.2%	6.39	%(4)

Total Fixed Rate Debt		548,332	73.2%
Loan premium—1125 Energy Park Drive and 731 East Trade Street		2,195	0.3%

Total Consolidated Debt		$749,067	100.0%

Weighted average cost of debt (including interest rate swaps)				5.82%

(1)	A one-year extension option is available.

(2)	Two one-year extensions are available.

(3)	A 13-month extension and a one-year extension are available.

(4)	Mortgage loans subject to interest rate swap agreements. The interest rates on the mortgage loans, adjusted for the interest rate swap agreements are as follows:

350 East Cermak Road	6.23%
34551 Ardenwood Boulevard 1-4, 2334 Lundy Place, 2440 Marsh Lane	4.84%
4055 Valley View Lane	4.95%
100 Technology Center Drive	5.52%
375 Riverside Parkway	5.18%

Credit Facility

(in thousands)

	Maximum Available	Available as of December 31, 2005	Drawn
Unsecured Credit Facility	$350,000	$56,500	$181,000

Financial Ratios

EBITDA	30,949
Adjusted EBITDA	35,731
Total interest expense per income statement	10,988
Less non cash interest	1,301

Cash interest expense (a)	9,607
Debt service coverage ratio based on GAAP interest expense (b)	3.3
Debt service coverage ratio based on cash interest expense (b)	3.7
Scheduled debt principal payments and preferred dividends	4,914
Total fixed charges	14,521
Fixed charge coverage ratio based on GAAP interest expense (c)	2.2
Fixed charge coverage ratio based on cash interest expense (c)	2.5
Debt to total market capitalization (d)	33.3%
Debt plus preferred stock to total market capitalization (e)	40.7%
Pretax income to interest expense (f)	1.5

(a)	Cash interest expense relates to interest less amortized deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it does not include non-cash based interest expense.

(b)	Adjusted EBITDA divided by interest expense.

(c)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per a above and scheduled debt principal payments and preferred dividends.

(d)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the conversion of operating partnership units into shares of our common stock.

(e)	Same as (d), except numerator includes preferred stock.

(f)	Calculated as income before minority interest and interest divided by interest expense.

Debt Maturities

(in thousands)

Property	2006	2007	2008	2009	2010	Thereafter	Total
Secured Term Debt(1)	2,030	2,150	2,276	2,410	2,552	141,500	152,918
350 East Cermak Road(2)	506	1,078	98,416	—	—	—	100,000
2323 Bryan Street	703	747	784	55,048	—	—	57,282
34551 Ardenwood Boulevard 1-4, 2334 Lundy Place, 2440 Marsh Lane (3)	43,000	—	—	—	—	—	43,000
7979 East Tufts Avenue	—	—	—	26,000	—	—	26,000
6 Braham Street	1,947	2,085	2,230	16,228	—	—	22,490
4055 Valley View Lane	540	540	540	19,530	—	—	21,150
100 Technology Center Drive	—	—	—	20,000	—	—	20,000
47700 Kato Road & 1055 Page Avenue-Mortgage(2)	17,540	—	—	—	—	—	17,540
1125 Energy Park Drive	105	114	121	132	143	9,060	9,675
731 East Trade Street	160	174	189	205	235	5,079	6,042
375 Riverside Parkway(2)	8,775	—	—	—	—	—	8,775
200 Paul Avenue 1-4	—	231	1,433	1,533	1,624	76,179	81,000
Unsecured Credit Facility	—	—	181,000	—	—	—	181,000

Total	75,306	7,119	286,989	141,086	4,554	231,818	746,872

The debt secured by our properties at December 31, 2005 had a weighted average term to initial maturity of approximately 5.0 years (approximately 5.7 years assuming exercise of extension options).

(1)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans are cross-collateralized by the six properties.

(2)	Two one-year extensions are available.

(3)	A 13-month extension and a one-year extension are available.

Note: Above amounts assume no exercise of extensions and total excludes $2,195 of Loan Premiums.

Occupancy Analysis

As of December 31, 2005

						Occupancy					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property (1)	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (2)	As of 12/31/05 (3)	As of 9/30/05 (3)	As of 6/30/05 (3)	As of 3/31/05		Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateways
350 East Cermak Road	May 2005	Chicago	870,183	263,208	18,640	92.2%	92.2%	82.6%	N/A	%	31.1%	10.8	28.9%	12.0%
200 Paul Avenue 1-4	Nov. 2004	San Francisco	494,608	37,630	12,881	95.8	93.8	93.7	83.4		17.7	6.1	20.0	8.3
2323 Bryan Street	Jan. 2002	Dallas	457,217	19,890	8,455	82.0	80.9	83.8	79.9		16.4	5.7	13.1	5.4
600 West Seventh Street	May 2004	Los Angeles	430,759	59,319	7,858	90.8	83.0	82.3	79.7		15.4	5.4	12.2	5.1
600-780 S. Federal	Sept. 2005	Chicago	161,547	—	4,405	84.1	84.1	N/A	N/A		5.8	2.0	6.8	2.8
6 Braham Street	July 2002	London, England	63,233	—	3,816	100.0	100.0	100.0	100.0		2.3	0.8	5.9	2.5
1100 Space Park Drive	Nov. 2004	Silicon Valley	82,409	85,542	3,598	94.9	94.9	94.9	46.6		2.9	1.0	5.6	2.3
36 NE 2nd Street	Jan. 2002	Miami	162,140	—	3,232	81.2	81.2	81.2	81.2		5.8	2.0	5.0	2.1
731 East Trade Street	Aug. 2005	Charlotte	40,879	—	1,007	100.0	100.0	N/A	N/A		1.5	0.5	1.5	0.6
113 North Myers	Aug. 2005	Charlotte	18,717	10,501	444	100.0	100.0	N/A	N/A		0.7	0.2	0.7	0.3
125 North Myers	Aug. 2005	Charlotte	12,151	13,242	229	85.8	85.8	N/A	N/A		0.4	0.2	0.3	0.1

			2,793,843	489,332	64,565	90.2	88.8	86.1	80.9		100.0	34.7	100.0	41.5
Data Centers
833 Chestnut Street	March 2005	Philadelphia	535,098	119,660	7,222	91.5	91.3	93.3	91.5		16.4	6.6	12.9	4.7
300 Boulevard East	Nov. 2002	New York	311,950	—	6,867	87.4	87.4	87.4	87.4		9.6	3.9	12.2	4.4
2045 & 2055 LaFayette Street	May 2004	Silicon Valley	300,000	—	5,940	100.0	100.0	100.0	100.0		9.2	3.7	10.6	3.8
150 South First Street	Sept. 2004	Silicon Valley	187,334	—	4,750	98.5	98.5	95.7	96.2		5.8	2.3	8.5	3.1
11830 Webb Chapel Road	Aug. 2004	Dallas	365,648	—	4,689	93.3	90.5	90.5	90.6		11.2	4.5	8.3	3.0
2334 Lundy Place	Dec. 2002	Silicon Valley	130,752	—	3,932	100.0	100.0	100.0	100.0		4.0	1.6	7.0	2.5
2401 Walsh Street	June 2005	Silicon Valley	167,932	—	3,028	100.0	100.0	100.0	N/A		5.2	2.1	5.4	2.0
200 North Nash Street	June 2005	Los Angeles	113,606	—	2,048	100.0	100.0	100.0	N/A		3.5	1.4	3.6	1.3
2403 Walsh Street	June 2005	Silicon Valley	103,940	—	1,874	100.0	100.0	100.0	N/A		3.2	1.3	3.3	1.2
Paul van Vlissingenstraat 16	Aug. 2005	Amsterdam, Netherlands	112,472	—	1,658	62.0	62.0	N/A	N/A		3.5	1.4	3.0	1.1
4700 Old Ironsides Drive	June 2005	Silicon Valley	90,139	—	1,625	100.0	100.0	100.0	N/A		2.8	1.1	2.9	1.0
8534 Concord Center Drive	June 2005	Denver	82,229	—	1,521	100.0	100.0	100.0	N/A		2.5	1.0	2.7	1.0
3065 Gold Camp Drive	Oct. 2004	Sacramento	62,957	—	1,487	100.0	100.0	100.0	100.0		1.9	0.8	2.6	1.0
3015 Winona Avenue	Dec. 2004	Los Angeles	82,911	—	1,414	100.0	100.0	100.0	100.0		2.5	1.0	2.5	0.9
251 Exchange Place	Nov. 2005	Northern Virginia	70,982	—	1,374	100.0	N/A	N/A	N/A		2.2	0.9	2.4	0.9
2440 Marsh Lane	Jan. 2003	Dallas	135,250	—	1,353	100.0	100.0	100.0	100.0		4.2	1.7	2.4	0.9
1125 Energy Park Drive	March 2005	Minneapolis/St. Paul	88,134	—	1,340	100.0	100.0	100.0	100.0		2.7	1.1	2.4	0.9
3300 East Birch Street	Aug. 2003	Los Angeles	68,807	—	1,228	100.0	100.0	100.0	100.0		2.1	0.9	2.2	0.8
Chemin de l’Epinglier 2	Nov. 2005	Geneva, Switzerland	59,190	—	1,176	100.0	N/A	N/A	N/A		1.8	0.7	2.1	0.8
375 Riverside Parkway	June 2003	Atlanta	126,300	123,891	1,138	100.0	100.0	100.0	50.5		3.9	1.6	2.0	0.7
7500 & 7520 Metro Center Drive	Dec. 2005	Austin	45,000	74,962	551	100.0	N/A	N/A	N/A		1.4	0.6	1.0	0.4
3 Corporate Place	Dec. 2005	New York	—	283,124	—	0.0	N/A	N/A	N/A		—	—	—	—
115 Second Avenue	Oct. 2005	Boston	12,500	55,569	—	0.0	N/A	N/A	N/A		0.4	0.2	—	—

			3,253,131	657,206	56,215	94.9	94.4	95.9	89.1		100.0	40.4	100.0	36.4
Technology Manufacturing
34551 Ardenwood Boulevard 1-4	Jan. 2003	Silicon Valley	307,657	—	7,941	100.0	100.0	100.0	100.0		50.9	3.8	56.9	5.1
47700 Kato Road & 1055 Page Avenue	Sept. 2003	Silicon Valley	183,050	—	3,472	100.0	100.0	100.0	100.0		30.3	2.3	24.9	2.2
2010 East Centennial Circle	May 2003	Phoenix	113,405	—	2,549	100.0	100.0	100.0	100.0		18.8	1.4	18.2	1.7

			604,112	—	13,962	100.0	100.0	100.0	100.0		100.0	7.5	100.0	9.0
Technology Office
100 & 200 Quannapowitt Parkway	June 2004	Boston	386,956	—	5,989	100.0	100.0	100.0	100.0		27.6	4.8	29.6	3.9
100 Technology Center Drive	Feb. 2004	Boston	197,000	—	3,743	100.0	100.0	100.0	100.0		14.1	2.5	18.5	2.4
4055 Valley View Lane	Sept. 2003	Dallas	240,065	—	3,435	94.3	94.3	94.3	94.6		17.1	3.0	17.0	2.2
7979 East Tufts Avenue	Oct. 2003	Denver	366,184	—	3,286	89.0	89.8	91.9	88.4		26.2	4.5	16.3	2.1
4849 Alpha Road	April 2004	Dallas	125,538	—	2,263	100.0	100.0	100.0	100.0		9.0	1.6	11.1	1.5
4605 Old Ironsides Drive	June 2005	Silicon Valley	84,383	—	1,521	100.0	100.0	100.0	N/A		6.0	1.0	7.5	1.0

			1,400,126	—	20,237	96.1	96.4	96.9	95.8		100.0	17.4	100.0	13.1

Portfolio Total/Weighted Average			8,051,212	1,146,538	$154,979	93.9%	93.2%	93.0%	88.9%		100.0%	100.0%	100.0%	100.0%

(1)	In the final quarter of 2005 we renamed our properties based on the address of each building. Please see page 24 for a list of the former names used in previous supplemental information presentations.

(2)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2005 multiplied by 12. This amount reflects total base rent before any one-time or non-recurring rent abatements, but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a full gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.

(3)	The December 31, 2005 occupancies excludes the redevelopment space in the column above. We completed a review of space held for development in the quarter ended September 30, 2005 and have not restated any occupancy statistics for March 31, 2005 and earlier periods. This will cause occupancy statistics for March 31, 2005 to not be comparable to occupancy statistics for later periods.

Major Tenants

As of December 31, 2005

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent ($000)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications (2)	9	1,119,401	13.9%	$22,775	14.7%	126
2	Qwest Communications International, Inc.	10	655,494	8.1%	17,359	11.2%	112
3	Verio Inc. (3)	2	238,051	3.0%	6,484	4.2%	81
4	Comverse Network Systems	1	367,033	4.6%	5,690	3.7%	62
5	Equinix, Inc.	2	324,354	4.0%	5,427	3.5%	113
6	Abgenix (4)	1	131,386	1.6%	5,146	3.3%	64
7	AT&T (5)	7	289,343	3.6%	4,785	3.1%	86
8	AboveNet, Inc.	4	154,215	1.9%	4,475	2.9%	152
9	Leslie & Godwin (6)	1	63,233	0.8%	3,816	2.5%	48
10	Stone & Webster, Inc. (7)	1	197,000	2.4%	3,743	2.4%	87
11	Maxtor Corporation (8)	1	183,050	2.3%	3,472	2.2%	69
12	XO Communications, Inc.	6	98,878	1.2%	2,913	1.9%	109
13	VSNL Networks, Inc.	1	59,289	0.7%	2,803	1.8%	131
14	Thomas Jefferson University	1	179,659	2.2%	2,626	1.7%	57
15	ASM Lithography	1	113,405	1.4%	2,549	1.6%	134

	Total/Weighted Average		4,173,791	51.7%	$94,063	60.7%	102

(1)	Occupied square footage is defined as leases that have commenced on or before December 31, 2005.

(2)	Microsoft subleases 300,000 net rentable square feet (approximately $5.9 million of annualized rent) of this space and has the right to become tenant if the primary lessor defaults.

(3)	Verio is a wholly-owned subsidiary of Nippon Telegraph & Telephone.

(4)	Amgen signed an agreement to acquire Abgenix in December 2005.

(5)	SBC finalized the acquisition of AT&T in December 2005.

(6)	Leslie & Godwin is a United Kingdom subsidiary of AON Corporation.

(7)	Stone & Webster is a subsidiary of The Shaw Group.

(8)	Seagate Technology signed an agreement to acquire Maxtor in December 2005.

Lease Expirations

As of December 31, 2005

Year	Number of Leases Expiring	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent ($000)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		494,232	6.1%	$—	0.0%
2006	62	230,595	2.9%	3,605	2.3%	$15.63	$17.39	4,010
2007	37	149,890	1.8%	3,249	2.1%	21.68	23.82	3,571
2008	53	294,721	3.7%	5,825	3.8%	19.76	21.26	6,265
2009	71	506,940	6.3%	11,770	7.6%	23.22	25.69	13,024
2010	71	1,016,795	12.6%	22,086	14.3%	21.72	21.27	21,626
2011	43	1,201,911	14.9%	25,140	16.2%	20.92	23.76	28,553
2012	11	134,748	1.7%	2,655	1.7%	19.70	23.01	3,100
2013	20	705,167	8.8%	11,494	7.4%	16.30	19.50	13,751
2014	22	546,019	6.8%	9,446	6.1%	17.30	21.99	12,005
2015	38	1,414,282	17.6%	32,434	20.9%	22.93	31.59	44,680
Thereafter	31	1,355,912	16.8%	27,275	17.6%	20.12	29.71	40,281

Portfolio Total / Weighted Average	459	8,051,212	100.0%	$154,979	100.0%	$20.51	$25.26	$190,866

Lease Distribution

As of December 31, 2005

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent ($000)	Percentage of Annualized Rent
Available			494,232	6.1%	$—	0.0%
2,500 or less	235	51.2%	128,648	1.6%	5,070	3.3%
2,501 - 10,000	90	19.6%	479,993	6.1%	12,229	7.9%
10,001 - 20,000	44	9.6%	647,115	8.0%	13,730	8.9%
20,001 - 40,000	37	8.0%	1,006,201	12.5%	15,647	10.1%
40,001 - 100,000	33	7.2%	2,151,155	26.7%	47,421	30.6%
Greater than 100,000	20	4.4%	3,143,868	39.0%	60,882	39.2%

Portfolio Total	459	100.0%	8,051,212	100.0%	$154,979	100.0%

Leasing Activity

As of December 31, 2005

	For the Three Months Ended December 31, 2005	% Leased
Occupied Square Feet as of September 30, 2005	7,326,431	93.2%
Q4 2005 Acquisitions:
7500 & 7520 Metro Center Drive	45,000
Chemin de l’Epinglier 2	59,190
3 Corporate Place	—
251 Exchange Place	70,982
115 Second Avenue	—

Occupied Square Feet including Q4 2005 Acquisitions	7,501,603	93.2%
Expirations	(1,680)	0.0%
New Leases	41,784	0.5%
Renewals	8,086	0.1%
Expansions/Remeasurements (1)	7,187	0.1%
Terminations	—	0.0%

Occupied Square Feet as of December 31, 2005	7,556,980	93.9%

Cash Rent Growth (2)
Expiring Rate per Square Foot		$18.99
New / Renewed Rate per Square Foot		$35.08
Percentage Increase		84.9%
GAAP Rent Growth (3)
Expiring Rate per Square Foot		$24.50
New / Renewed Rate per Square Foot		$38.12
Percentage Increase		55.6%
Weighted Average Lease Term - New (in months)		104
Weighted Average Lease Term - Renewal (in months)		43

(1)	Represents remeasuring of building to BOMA standards.

(2)	Represents the difference between (i) initial contractual rents on new and renewed leases and (ii) the cash rents on expiring leases immediately prior to the expiration or termination.

(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

Tenant Improvements and Leasing Commissions

As of December 31, 2005

	Three Months Ended				Full Year
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	2005	2004	2003
Renewals (1)
Number of renewals	2	3	1	3	9	4	10
Square Feet	8,086	8,109	4,517	12,295	33,007	19,079	78,172
Tenant improvement costs per square foot (2)	$1.14	$9.67	$20.00	$3.93	$6.86	$15.06	$1.83
Leasing commission costs per square foot (2)	2.61	2.48	6.24	9.11	5.50	6.78	6.09
Total tenant improvement and leasing commission costs per square foot	$3.75	$12.15	$26.24	$13.04	$12.36	$21.84	$7.92
New Leases (3)
Number of leases	16	23	18	6	63	34	18
Square Feet	41,784	8,410	41,967	15,762	107,923	220,868	229,211
Tenant improvement costs per square foot (2)	$10.37	$32.86	$5.10	$13.01	$10.46	$14.55	$2.27
Leasing commission costs per square foot (2)	26.28	21.38	8.58	4.54	15.84	10.08	12.55
Total tenant improvement and leasing commission costs per square foot	$36.65	$54.24	$13.68	$17.55	$26.30	$24.63	$14.82
Total (4)
Number of leases/renewals	18	26	19	9	72	38	28
Square Feet	49,870	16,519	46,484	28,057	140,930	239,947	307,383
Tenant improvement costs per square foot (2)	$8.87	$21.47	$6.55	$9.03	$9.62	$14.59	$2.16
Leasing commission costs per square foot (2)	22.44	12.10	8.35	6.54	13.42	9.82	10.91
Total tenant improvement and leasing commission costs per square foot	$31.31	$33.58	$14.90	$15.57	$23.04	$24.41	$13.07

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We recently acquired most of our properties which may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

Historical Capital Expenditures

As of December 31, 2005

	Three Months Ended				Full Year
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	2005	2004	2003
Recurring capital expenditures (1) (2)	$1,167,052	$240,025	$91,049	$266,974	$1,765,100	$711,998	$388,636
Non-recurring capital expenditures (2)	$1,689,757	$1,766,579	$1,604,007	$1,352,219	$6,412,562	$2,168,837	$765,587
Total net rentable square feet at period end	8,051,212	7,864,760	7,791,110	6,303,226	8,051,212	5,652,700	2,792,266
Recurring capital expenditures per square foot	$0.14	$0.03	$0.01	$0.04	$0.22	$0.13	$0.14
Non-recurring capital expenditures per square foot	$0.21	$0.22	$0.21	$0.21	$0.80	$0.38	$0.27

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

Properties rename

As of December 31, 2005

In the final quarter of 2005 we renamed our properties based on the address of each building. This table shows the names of buildings at December 31, 2005 and the names of those buildings in previous supplemental information disclosures.

Former name used in prior supplemental information presentations.	New name
100 Technology Center Drive	100 Technology Center Drive
1100 Space Park Drive	1100 Space Park Drive
200 Paul Avenue	200 Paul Avenue 1-4
36 Northeast Second Street	36 NE 2nd Street
833 Chestnut Street	833 Chestnut Street
AboveNet Data Center	150 South First Street
Ameriquest	8534 Concord Center Drive
Amsterdam Data Center	Paul van Vlissingenstraat 16
Ardenwood Corporate Park	34551 Ardenwood Boulevard 1-4
ASM Lithography Training Facility	2010 East Centennial Circle
AT&T Web Hosting Facility	375 Riverside Parkway
Brea Data Center	3300 East Birch Street
Burbank Data Center	3015 Winona Avenue
Camperdown House	6 Braham Street
Carrier Center	600 West Seventh Street
Charlotte 1	731 East Trade Street
Charlotte 2	113 North Myers
Charlotte 3	125 North Myers
Comverse Technology Building	100 & 200 Quannapowitt Parkway
eBay Data Center	3065 Gold Camp Drive
Granite Tower	4055 Valley View Lane
Hudson Corporate Center	300 Boulevard East
Lakeside Technology Center	350 East Cermak Road
MAPP Building	1125 Energy Park Drive
Maxtor Manufacturing Facility	47700 Kato Road & 1055 Page Avenue
NTT/Verio Premier Data Center	2334 Lundy Place
Printers’ Square	600-780 S. Federal
Savvis Data Center 1	2045 & 2055 LaFayette Street
Savvis Data Center 2	2401 Walsh Street
Savvis Data Center 3	200 North Nash Street
Savvis Data Center 4	2403 Walsh Street
Savvis Data Center 5	4700 Old Ironsides Drive
Savvis Office Building	4605 Old Ironsides Drive
Siemens Building	4849 Alpha Road
Stanford Place II	7979 East Tufts Avenue
Univision Tower	2323 Bryan Street
VarTec Building	2440 Marsh Lane
Webb at LBJ	11830 Webb Chapel Road

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact or noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.